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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): SEPTEMBER 8, 2000


                              CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


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
        CALIFORNIA                          0-18225                  77-0059951
(State of other jurisdiction              (Commission              (IRS Employer
     of incorporation)                    File Number)            Identification
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
170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                           95134-1706
 (Address of principal executive offices)                             (Zip code)
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Registrant's telephone number, including area code: (408) 526-4000
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ITEM 5.  OTHER EVENTS

     On September 8, 2000, Cisco Systems, Inc. (the "Registrant") announced it has completed the acquisition of NuSpeed, Inc., of Maple Grove, Minnesota. Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release announcing the completion of the acquisition.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CISCO SYSTEMS, INC.

Dated: September 12, 2000            By: /s/ DANIEL SCHEINMAN
                                        --------------------------------------
                                        Daniel Scheinman, Senior Vice President,
                                        Legal and Government Affairs
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                                 EXHIBIT INDEX


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Exhibit
Number                           Description of Document
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
 99.1         Press Release of Cisco Systems, Inc., dated September 8, 2000.
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